LOANS RECEIVABLE	12 Months Ended
Dec. 31, 2016
Receivables [Abstract]
LOANS RECEIVABLE
7.	LOANS RECEIVABLE

Beginning in August 2014, the Company launched its financial services business and platform via www.fangtx.com (formerly known as www.txdai.com). The Company initially provided secured and unsecured loans to both individuals and businesses, but ceased to provide loans to businesses by end of 2015. Loans made to individuals were primarily unsecured and were mortgage and bridge loans to secure purchase of secondary property prior to sale of primary property as well property renovations.

Secured loans

As of December 31, 2016 and 2015, the duration of secured loans ranged from one to 36 months, and had interest rates ranging from 6% to 24% per annum and 6% to 26% per annum. As of December 31, 2016 and  2015, the total outstanding balance is US$7,031 and US$19,255.

Unsecured loans

As of December 31, 2016 and 2015, the duration of unsecured loans ranged from one to 36 months, and had interest rates ranging from 1% to 28.08% per annum and  4% to 24% per annum. As of December 31, 2016 and 2015, the total outstanding balance is US$55,479 and US$306,740.

Loans held for investment are recorded at outstanding principal adjusted for any charge-offs, allowance for loan losses and loan origination costs, while loans held for sale are reported at the lower of cost or fair value.

The Company assesses the allowance for credit loss related to loans receivable on a quarterly basis, either on an individual or collective basis. The Company considers various factors in evaluating loans receivable for possible impairment on an individual basis. These factors include the amount of the loan, historical experience, value of collateral, if any, credit quality and age of the receivables balances. This evaluation is inherently subjective as it requires material estimates that may be susceptible to significant revision as more information becomes available. When the evaluation indicates that it is probable that the scheduled interest and principal payments due per the loan agreement are unlikely to be collected, such loan receivable is considered impaired. Impairment is measured on an individual loan basis using either the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the collateral if the loan is secured. The Company evaluates the remainder of its loans receivables portfolio for impairment on a collective basis in accordance with ASC 450-20, Loss Contingencies, and records an allowance for credit loss at the portfolio segment level. When evaluating the loans receivable on a collective basis, the Company applies a formula-based percentage utilizing historical loss data to calculate the collective allowance.

The Company’s internal credit risk ratings are categorized into three categories: pass, special attention and non-performing. A “pass” rating represents the highest quality loans receivable. Typically, the Company considers loans receivable with a risk rating of non-performing to be fully impaired, or up to the fair value of collateral, if any.

The Company derives internal credit risk rating by taking into consideration various customer-specific factors, such as the Company’s specific historical experience with the borrower. Such credit risk rating is updated when facts or circumstances change. Loans receivable are written off at the point when they are considered uncollectible, and all outstanding balances, including any previously earned but uncollected interest income, will be reversed and charged against the allowance for credit loss.

The internal credit risk rating considerations are as follows:
•  Pass: Loans for which borrowers are expected to honor the terms of the contracts. There are no indicators to question the borrowers’ ability to repay the principal and accrued interest in full and on a timely basis.
•  Special attention: Loans for which borrowers are currently able to repay the principal and no interests are accrued when considered impaired or overdue more than 90 days, the repayment of loans might be adversely affected by some factors.
•  Non-performing: Loans for which borrowers may not able to repay the principal and accrued interest in full. These loans are fully provided for unless secured by collateral

The Company does not accrue interest on loans receivable that are considered impaired or more than 90 days past due unless either the receivable has not been collected due to administrative reasons or the receivable is well secured and in the process of collection. After an impaired loans receivable has been placed on nonaccrual status, interest will be recognized when cash is received on a cash basis method-cost recovery. A loan receivable may be returned to accrual status after all of the borrower’s delinquent balances of principal and interest have been settled, and the borrower remains current for an appropriate period. The outstanding balance of nonaccrual loans as of December 31, 2016 and 2015 were US$3,313and US$2,024.

A summary of the Company’s loans receivables is presented as follows:

	As of December 31, 2015	As of December 31, 2016
	US$’000	US$’000
Personal loans	325,995	62,510
Total Loans receivable	325,995	62,510

Allowance for loan losses
Individually assessed	577	541
Collectively assessed	3,079	3,195
Loans receivable, net	322,339	58,774

Current portion	266,990	41,966
Non-current portion	55,349	16,808

For the years ended December 31, 2014, 2015 and 2016, a provision of nil, US$3,656 and 3,736, respectively, were charged to the consolidated statements of comprehensive income (loss), respectively, while no charge-offs against provisions occurred.

Analysis of loans by credit quality indicator

The following table summarizes the Company’s loan portfolio by credit quality indicator as of December 31, 2016 and 2015, respectively:

Internal credit risk rating	As of December 31, 2015%		As of December 31, 2016%
	US$		US$
Pass	323,129	99.1	59,196	94.7
Special attention	1,266	0.4	1,158	1.9
Non-performing	1,600	0.5	2,156	3.4

Total	325,995	100	62,510	100

On December 31, 2015 and 2016, non-performing loans of US$1,600 and US$2,156, were not provided for as they were secured by collateral of US$1,204 and nil, respectively.

The following tables represent the aging of loans by portfolio segment as of December 31, 2015 and 2016, respectively:

	90-179 days	180-365 days	Over 1year
As of December 31,2016	past due	past due	past due	Total	Current	Total loans
	US$’000	US$’000	US$’000	US$’000	US$’000	US$’000
Personal loans	593	1,390	1,206	3,189	45,224	62,510

Total	593	1,390	1,206	3,189	45,224	62,510

	90-179 days	180-365 days	Over 1year
As of December 31,2015	past due	past due	past due	Total	Current	Total loans
	US$’000	US$’000	US$’000	US$’000	US$’000	US$’000
Personal loans	320	356	924	1,600	324,395	325,995

Total	320	356	924	1,600	324,395	325,995

Allowance for loan losses

The following tables present the activity in the allowance for loan losses in loans receivable by loan portfolio as of and for the year ended December 31, 2014, 2015 and 2016, respectively:

For the year ended December 31, 2016	Personal	Total
Beginning balance	3,656	3,656
Provision	80	80
Write offs	-	-
Ending balance	3,736	3,736
Ending balance: individually evaluated for impairment	541	541
Ending balance: collectively evaluated for impairment	3,195	3,195
Loans
Of which individually evaluated for impairment	4,570	4,570
Of which collectively evaluated for impairment	57,940	57,940

For the year ended December 31, 2015	Personal	Total
Beginning balance	-	-
Provision	3,656	3,656
Write offs	-	-
Ending balance	3,656	3,656
Ending balance: individually evaluated for impairment	577	577
Ending balance: collectively evaluated for impairment	3,079	3,079
Loans
Of which individually evaluated for impairment	13,956	13,956
Of which collectively evaluated for impairment	312,039	312,039